MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 5
Payment Date:     28-Aug-97
Reporting Month:  July

           Class
           Interest   Beginning       Interest      Interest     Principal     Total         Applied Ending
Class      Rate       Balance         Accrual       Payment      Payment       Distribution  Losses  Balance
Class A-1  0.000000%            $0.00       $0.00         $0.00          $0.00         $0.00 $0.00             $0.00
Class A-2  6.198440%  $110,731,310.24 $571,967.82   $571,967.82  $4,086,380.51 $4,658,348.33 $0.00   $106,644,929.73
Class A-3 15.000000%   $23,307,500.00 $291,343.75   $291,343.75          $0.00   $291,343.75 $0.00    $23,307,500.00

                      $134,038,810.24 $863,311.57   $863,311.57  $4,086,380.51 $4,949,692.08 $0.00   $129,952,429.73

Class               CUSIP               Priority  Principal Type   Interest Type
Class A-1           589962AM1           Senior    Sequential       Floater
Class A-2           589962AL3           Senior    Sequential       Floater
Class A-3           589962AN9           Senior    Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     28-Aug-97
Reporting Month:  July


                                                              Interest     Interest      Principal
          Original        Original  Integral     Record       Accrual      Payment       Payment     Ending          Remaining
Class     Balance         Pct Pool  Denomination Date         Factor       Factor        Factor      Balance         Principal
Class A-1  $23,980,860.00 10.00%    $1,000.00    31-Jul-97     0.00000000   0.00000000    0.00000000           $0.00 0.00000000
Class A-2 $179,856,450.00 75.00%    $1,000.00    31-Jul-97     3.18013516   3.18013516   22.72023333 $106,644,929.73 0.59294471
Class A-3  $23,307,500.00  9.72%    $1,000.00    31-Jul-97    12.50000000  12.50000000    0.00000000  $23,307,500.00 1.00000000

          $227,144,810.00                                                                            $129,952,429.73

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:   28-Aug-97
Report Date:    July

Collateral Proceeds Account


Beginning Balance                                             $0.00

Deposits                                                                 Withdrawals

Interest Net of Servicing Fee                         $1,160,951.34      Interest Payments                $863,311.57
Principal                                             $3,992,412.04      Principal Payments             $4,086,380.51
Deposits From Discount Principal Reserve Fund           $157,920.26      Surplus                          $281,395.72
Other Deposits                                                $0.00      MBIA Fee                          $16,244.05
                                                                         Discount Principal Reserve        $63,951.79

Total Deposit                                         $5,311,283.64      Total Withdrawals              $5,311,283.64

                                                                         Ending Balance                         $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5

Payment Date:         28-Aug-97
Reporting Month       July

Reserve Funds and Subordination

                          Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance Ending Coverage
Type
Pool Over Collaterization 5.28% $12,663,785.76 8.14% $11,870,603.33 $0.00       $157,920.26 $141,662,332.03 8.27% $11,712,683.07

                            Beginning   Current    Withdrawals Ending
                            Balance     Deposits   for Losses  DPR  Balance
Discount Principal Reserve  $385,259.68 $63,951.79 $157,920.26 $291,291.21
(Included in above coverage amount)

Insurance

                                  Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance  Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance   25.00% $6,340,890.55 45.76% $6,340,890.55 $0.00       $0.00  $13,367,094.00   47.44% $6,340,890.55

Surplus Summary

Class                      Total  Distribution
Surplus                    $281,395.72

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance         Current  Balance
30+ Days                28          $4,369,750             3.08%
60+ Days                13          $1,629,748             1.15%
90+ Days                42          $7,427,986             5.23%
Foreclosure             21          $4,490,388             3.16%
REO                     22          $2,934,000             2.07%

Totals                 126         $20,851,872            14.69%


Advances on Delinquencies                                      $189,721.41
Non-Recoverable Advances on Delinquencies                            $0.00